Exhibit 10.1

Dated the 23 day of December 2013

samata ventures sdn bhd & clixster sdn bhd

(the "Vendor")

and

CHINA MEDIA GROUP CORPORATION

(the "Purchaser")

and

CLIXSTER MOBILE SDN. BHD.

(the "Company")

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SECOND SUPPLEMENTAL AGREEMENT

RELATING TO

THE SALE AND PURCHASE OF 63.2% INTEREST

IN

CLIXSTER MOBILE SDN. BHD.

——————————————————————————————

SECOND SUPPLEMENTAL AGREEMENT

This Agreement is made on this 23th day of December 2013

BETWEEN

  SAMATA VENTURES SDN BHD (957297-K) and CLIXSTER SDN BHD (957300-X) the companies incorporated in Malaysia and having its registered office at No 5-4-2 Jalan 2/50, Diamond Square, Off Jalan Gombak, 53000 Kuala Lumpur (jointly referred to as the "Vendor"); and

  CHINA MEDIA GROUP CORPORATION, a company incorporated in Texas, U.S.A. and having its correspondence address in Malaysia at No 55, Jalan Snuker 13/28, Tadisma Business Park, Section 13, 40100 Shah Alam, Selangor, Malaysia, Malaysia ("Purchaser"); and

  CLIXSTER MOBILE SDN BHD (982816-U) a company duly incorporated in Malaysia and having its principal place of business at No 3 Jalan Sri Hartamas 7, Taman Sri Hartamas 50480 Kuala Lumpur, Malaysia ("Company" or "Clixster") on the following terms and conditions.

WHEREAS

(a)	The Parties above have entered into a Sale and Purchase Agreement dated October 29, 2013 wherein the Purchaser agreed to purchase from the Vendor the 63.2% equity interests in the Company (the "SP Agreement").

(b)	On November 25, 2013 the Parties entered into a supplemental agreement to extend the deadline of closing the agreement to December 23, 2013.

(c)	The Parties to the agreement wishes to further extend the long stop date in the SP Agreement and to amend this term in the SP Agreement as set out in the terms and conditions of this second supplemental agreement.

NOW IT IS HEREBY AGREED as follows:

TERMS AND CONDITIONS

  Terms defined in the SP Agreement shall have the same meaning and construction when used in this Agreement, except to the extent that the context requires otherwise.

  The Parties agree that the term of the long stop date of the SP Agreement shall be amended to give effect that the Long Stop date as defined in the SP Agreement shall be January 31, 2014. It is further agreed that the definition of Long Stop Date in Clause 1.1 of the SP Agreement shall be amended from "December 23, 2013" (through the first supplemental agreement dated November 25, 2013) to "January 31, 2014." All other terms and conditions in the SP Agreement remain unchanged.

  This Agreement shall be governed by and construed in accordance with the laws of Malaysia. Clause 1.1 of the SP Agreement shall incorporate amendment in Clause 2 above and the applied to the parties mutates mutandis.

IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

SIGNED by	)
for and on behalf of	)
Samata Ventures Sdn. Bhd.	)	/S/Dato Dr. Ir. Megat Radzman Megat Khariuddin
)
)

SIGNED by	)
for and on behalf of	)
CLIXSTER SDN. Bhd.	)	/S/ Noor Azlan Khamis
)
)

SIGNED by	)
for and on behalf of	)
CHINA MEDIA GROUP CORP	)	/S/ Mohd Mahyudin Zainal
)
)

SIGNED by	)
for and on behalf of	)
CLIXSTER MOBILE SDN. BHD.	)	/S/ Noor Azlan Khamis
)
)